Semiannual Report

         MID-CAP
         GROWTH
         FUND
         JUNE 30, 1999

[LOGO OF T. ROWE PRICE APPEARS HERE]

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Mid-Cap Growth Fund

 .    U.S. stocks continued their record run in the first half of 1999, and mid-cap stocks were among the leaders in the second quarter.

 .    The fund produced solid gains in the 6- and 12-month periods, but results were mixed compared with its benchmarks.

 .    Business services remains our top industry allocation, followed by the consumer, technology, and health care industries.

 .    Though mid-cap stocks surged in the second quarter, valuations remain compelling compared with large-caps.

FELLOW SHAREHOLDERS

The U.S. stock market continued its long, upward climb in the first half of 1999. Large-company stocks, as measured by the S&P 500, continued to lead the market, gaining 12.38% compared with 6.87% for the S&P MidCap Index. However, this result masked a strong resurgence by small- and mid-cap stocks starting in April.

After a 22.00% gain in 1998, the Mid-Cap Growth Fund rose a solid 11.27% in the first half of 1999, as shown in the table. This result exceeded the return of the S&P MidCap Index, but lagged the Russell Midcap Growth Index and, by a slight margin, the Lipper Mid Cap Fund Index. For the 12-month period, the fund rose 16.41%, a good return in absolute terms but a mixed result against the various benchmarks. June 30 marked your fund's seventh birthday, and over that period it has gained 345.65% (for an average annual return of 23.80%), versus 235.19% for the S&P MidCap Index. For the past five years, the fund delivered an average annual return of 24.65%, compared with 22.28% for the S&P MidCap Index.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 6/30/99                            6 Months       12 Months
--------------------------------------------------------------------------------
Mid-Cap Growth Fund                               11.27%          16.41%
S&P MidCap Index                                   6.87           17.18
Russell Midcap Growth Index                       14.19           20.31
Lipper Mid Cap Fund Index                         11.90           13.61

MARKET ENVIRONMENT

The U.S. economy continued its robust growth in the first half, driven by exuberant consumer spending. Unemployment hovered close to 30-year lows; consumer confidence measures were at record highs; and the savings rate dipped below zero for the first time, meaning that Americans were actually disinvesting. Asian economies began to strengthen somewhat, and energy prices rebounded sharply from their lows of last December. Since weak Asian demand and low energy prices have been two of the key underpinnings of the disinflationary environment of the last couple of years, investors sold bonds, causing interest rates to rise from about 5% at year-end to about 6% at the end of June. The Federal Reserve, in an effort to preempt the first hints of inflation, nudged up short-term interest rates on June 30, the first such increase in two years. While markets are often affected by events in Washington, the impeachment process effectively paralyzed the political agenda for the last year.

The stock market's first half rally came in spite of rising interest rates. Sentiment remained ebullient, especially toward technology stocks--and Internet stocks in particular. Technology stocks gained over 30% in the first half, and have now more than doubled from their lows of October 1998. The Internet sector rose about 50% in the first half, although these stocks had a volatile second quarter that ended with a slight overall decline. The quarterly lows for many of these stocks were less than half of their highs for the quarter. This was a speculative market, and the best-performing stocks tended to be those with slim prospects of earnings or cash flows in the intermediate future.

Beyond the Internet, the big story of the first half may have been the resurgence of small- and mid-cap stocks after more than five years of large-cap hegemony. While large-caps continued their outperformance in the first quarter, the market's leadership changed abruptly in April, and small-caps, mid-caps, and cyclicals outperformed in the second quarter. It is not yet certain whether the small- and mid-cap move was

-------------------------------------
INFORMATION ON YEAR-END DISTRIBUTIONS
--------------------------------------------------------------------------------

To help you with tax planning, we try to give you a good idea of the per-share income and capital gain amounts our funds may distribute near year-end. In late October, we will provide estimates of these amounts, which will be paid on December 16, 1999, to shareholders of record on December 14. These preliminary numbers will be included in The Price Report mailing to shareholders in late October and will also be available on our Web site--www.troweprice.com.

We hope that these preliminary numbers will be useful to you in approximating the income and capital gains taxes you may pay on distributions to taxable accounts.

If your fund distributed any capital gains earlier in 1999, you can find the amounts on your statements and should include them in your tax planning calculations. Please keep in mind that the numbers are not final and are likely to be revised before the December 14 declaration and record date. As the fall progresses, you may want to check our Web site for revisions.

If you would like information on tax matters relating to mutual funds, please visit our Web site to download our Insights report, Tax Information for Mutual Fund Investors, or call 1-800-225-5132 to request a copy.

simply a technical bounce from the lowest relative valuations in 40 years, reached in March, or an inflection point at which investors began to recognize the attractiveness of these sectors.

PORTFOLIO REVIEW

Given the magnitude of the technology rally, it is not surprising that technology stocks represented four of the top 10 contributors to the fund's performance in the first half, even though our technology positions tend to be smaller than the average position in the fund. We do this to reduce specific stock risk and dampen the portfolio's volatility. The top technology contributors in the half included SCI Systems, a leading electronic manufacturing outsourcing company that we bought at depressed prices this spring, and Xilinx, a leading specialty semi-conductor company that is benefiting from strong demand and a new product cycle.

The two top contributors to performance for both the 6- and 12-month periods were companies that are benefiting from the use of technology. The best performer was Western Wireless, a leading rural cellular service provider in the mountain states, which is posting strong subscriber growth. It recently spun out to its shareholders a subsidiary, VoiceStream Wireless, an urban wireless company that we believe has a chance to leverage its regional operation to become a much more valuable national wireless provider. The fund's second best contributor was long-time holding Circuit City Stores, a leading consumer electronics retailer. The stock nearly doubled in the first half as investors realized that the company was beginning to benefit from a huge new wave of products such as digital televisions, digital video disc players, and digital camcorders.

The worst detractor to first half performance was Network Associates, a network security software company that fell well short of earnings expectations after stumbling badly integrating several acquisitions. We eliminated the stock. The second worst performer in the period was Omnicare, a provider of pharmaceuticals and related services to nursing homes. The company recently announced disappointing earnings related to changes in Medicare reimbursement policies. Investor sentiment toward the health care services sector is extremely negative (note that four of our worst 10 performers this year are in this segment). The basic issue is that everyone favors more and better health care, but no one wants to pay for it. The federal government, as the largest payer, is squeezing the revenues of many of these companies. Nevertheless, we believe that valuations in this sector are overly depressed, and that the stocks of the better companies, like Omnicare, will recover and perform well over time.

As we noted in previous reports, the merger boom in Corporate America continues to have an effect on the fund at the margin. In the last six months, another half dozen or so of our holdings have been acquired or announced they were being acquired, including Alza, General Nutrition, Omnipoint, Saville Systems, Outdoor Systems, and Richfood Holdings. While we never invest in a company simply because we think it might be an acquisition candidate, our valuation discipline tends to lead us to companies that are attractive to corporate acquirers.

The fund remains well diversified across industry sectors. We sold some of our technology holdings as the sector appreciated. Significant new holdings since our last report include Republic Services Group, a solid waste company, Ingram Micro, a leading electronics distributor, and NOVA, a credit card processor.

Though the Mid-Cap Growth Fund's first half performance was roughly in line with its various benchmarks, this was not as strong a period as many others in the fund's history. This is primarily attributable to our lack of emphasis on technology and telecommunications, particularly the high-flying Internet and telecommunications companies where we view valuations as problematic. While we have benefited somewhat from Internet-related investments, we find ourselves increasingly on the sidelines because valuations appear high. Although we feel a bit like

INVESTMENT STRATEGY AND OUTLOOK

----------------------
SECTOR DIVERSIFICATION
---------------------------------------------------------------------------

                                           12/31/98                6/30/99
---------------------------------------------------------------------------
Financial                                       10%                    10%
Health Care                                     11                     12
Consumer                                        20                     20
Technology                                      15                     12
Business Services                               29                     31
Energy                                           2                      3
Industrial                                       4                      5
Basic Materials                                  -                      -
Reserves                                         9                      7
---------------------------------------------------------------------------
Total                                          100%                   100%

 . . . MAINTAINING VALUATION DISCIPLINE . . . HAS BEEN REWARDED IN THE LONG RUN.

wallflowers at a boisterous party, in the past we have found that maintaining valuation discipline under similar circumstances has been rewarded in the long run.

We have stated before that we view the Internet as one of the great technological advances of the modern age. In rapid fashion, the Internet is transforming paradigms across industries just as profoundly as the changes triggered by the development of national transportation and communications networks and the introduction of electricity in the late nineteenth century. Many industries and companies will experience great leaps in efficiency that will change business processes, alter pricing structures, and upset the status quo. Nevertheless, a speculative frenzy has developed in our capital markets, where the normal market discipline of demanding profitability, or at least a roadmap to positive cash flow, has not applied to Internet companies. The current collective wisdom advocates massive spending to build first mover advantages and gain category dominance. While this sounds impressive, profitability must follow within a reasonable time frame, or else we will find that significant companies have been built on business models lacking long-term viability. This might be analogous to building a house without a foundation.

Some of the current Internet favorites may prove to be the blue chip companies of the new century. However, many will flounder and even disappear. The current beneficent environment for Internet stocks will likely end long before we have to sort out the winners from the losers. However, the longer the current speculation persists, the more Internet spending will affect non-Internet companies, positively and negatively. For instance, while the broadcasting industry is benefiting mightily from Internet advertising, bookstores are suffering from slower growth as Internet retailers garner incremental share, albeit at prices that do not appear to be viable in the long run.

Moving beyond the Internet, we believe that earnings growth remains the key driver to continued small- and mid-cap outperformance relative to larger companies. The fact of the matter is that large U.S. companies have grown their earnings at a faster rate than small- and mid- caps over the last few years. This is a direct outgrowth, in our opinion, of a revolution in American corporate management philosophy that emphasizes efficiency, return on investment, and shareholder value. Large-company earnings have grown much faster than sales over this period, and the key question is, How long can this last? At some point, the higher internal growth of small- and mid-cap companies will be recognized, probably as large-cap earnings momentum begins to slow. Even though mid-cap stocks have recovered slightly from their record low relative valuations in April, we believe they remain compelling in comparison with large-caps. We continue to believe that the Mid-Cap Growth Fund remains well positioned to achieve attractive returns over time.

On a final note, we are delighted to report that John Wakeman has been named executive vice president of the fund. John has been an integral part of the portfolio management team since we started in 1992, and this appointment recognizes his substantial contribution and role.

Respectfully submitted,

/s/ Brian W.H. Berghuis

Brian W.H. Berghuis
President and Chairman of the Investment Advisory Committee

/s/ John F. Wakeman

John F. Wakeman
Executive Vice President

July 19, 1999

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                    Percent of
                                    Net Assets
                                       6/30/99
----------------------------------------------
Circuit City Stores                       2.5%
Affiliated Computer Services              2.0
Galileo International                     1.8
Republic Services                         1.8
NOVA                                      1.7
----------------------------------------------
Waddell & Reed Financial                  1.7
Warnaco Group                             1.7
SCI Systems                               1.7
Western Wireless                          1.6
Jones Apparel Group                       1.6
----------------------------------------------
Outdoor Systems                           1.4
Analog Devices                            1.4
Whole Foods Market                        1.4
Suiza Foods                               1.4
BJ Services                               1.4
----------------------------------------------
VoiceStream Wireless                      1.4
U.S. Foodservice                          1.4
Royal Caribbean Cruises                   1.3
Xilinx                                    1.3
BJ's Wholesale Club                       1.3
----------------------------------------------
Premier Parks                             1.3
PMC-Sierra                                1.3
Synopsys                                  1.2
SunGard Data Systems                      1.2
Family Dollar Stores                      1.2
----------------------------------------------
Total                                    38.0%

Note: Table excludes reserves.

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 6/30/99

Ten Best Contributors                      Ten Worst Contributors
-------------------------------------------------------------------------------------
Western Wireless              68(cent)     Network Associates **            -31(cent)
Circuit City Stores           45           Omnicare                          31
SCI Systems *                 27           Romac International               25
Xilinx                        27           AmeriSource Health *              14
BJ Services                   26           MSC                               13
PMC-Sierra                    25           Total Renal Care Holdings         12
Univision Communications      24           Henry Schein                      12
Smith International           24           Allied Waste Industries **        11
Jones Apparel Group           22           Suiza Foods                       10
Analog Devices                21           NOVA                              10
--------------------------------------     ------------------------------------------
Total                        309(cent)     Total                           -169(cent)

12 Months Ended 6/30/99

Ten Best Contributors                      Ten Worst Contributors
--------------------------------------------------------------------------------
Western Wireless              72(cent)     Omnicare                         -34(cent)
Circuit City Stores           51           Warnaco Group                     25
Xilinx                        50           Paging Network **                 25
Biogen                        48           Romac International               24
PMC-Sierra                    35           Quorum Health Group **            21
Analog Devices                35           Corporate Express **              21
Univision Communications      32           Security Capital Group **         20
Gilead Sciences               28           MSC                               19
Netscape Communications ***   28           Renaissance Worldwide **          19
SCISystems *                  27           Ocean Energy                      17
--------------------------------------     ------------------------------------------
Total                        406(cent)     Total                           -225(cent)

  * Position added
 ** Position eliminated
*** Position added and eliminated

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

------------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

MID-CAP GROWTH FUND
--------------------------------------------------------------------------------


              S&P MidCap Index  Lipper Mid Cap Fund Index  Mid-Cap Growth Fund

6/30/92            10,000                 10,000                 10,000
6/30/93            12,269                 12,304                 13,692
6/30/94            12,262                 12,381                 14,810
6/30/95            15,002                 15,505                 18,698
6/30/96            18,241                 19,930                 25,139
6/30/97            22,496                 22,315                 29,470
6/30/98            28,604                 27,213                 38,282
6/30/99            33,519                 30,916                 44,565

---------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURNS
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                              Since   Inception
Periods Ended 6/30/99      1 Year    3 Years   5 Years    Inception        Date
--------------------------------------------------------------------------------
Mid-Cap Growth Fund        16.41%    21.03%     24.65%      23.80%      6/30/92
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
Unaudited

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------


                                    6 Months            Year
                                       Ended           Ended
                                     6/30/99        12/31/98        12/31/97        12/31/96        12/31/95        12/31/94
NET ASSET VALUE
Beginning of period                  $ 34.08         $ 28.60         $ 24.43         $ 20.13         $ 14.85         $ 15.18
                                     ---------------------------------------------------------------------------------------
Investment activities
  Net investment income                (0.03)          (0.03)          (0.03)          (0.01)              -              -*
  Net realized and
  unrealized gain (loss)                3.87            6.24            4.50            5.00            6.07            0.04
                                     ---------------------------------------------------------------------------------------
  Total from
  investment activities                 3.84            6.21            4.47            4.99            6.07            0.04
                                     ---------------------------------------------------------------------------------------
Distributions
  Net realized gain                        -           (0.73)          (0.30)          (0.69)          (0.79)          (0.37)
                                     ---------------------------------------------------------------------------------------
NET ASSET VALUE
End of period                        $ 37.92         $ 34.08         $ 28.60         $ 24.43         $ 20.13         $ 14.85
                                     ---------------------------------------------------------------------------------------

Ratios/Supplemental Data
Total return*                          11.27%          22.00%          18.33%          24.84%          40.95%          0.29%*
----------------------------------------------------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                      0.88%           0.91%           0.95%           1.04%           1.25%          1.25%*
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                             (0.17)%         (0.14)%         (0.14)%         (0.11)%         (0.01)%         0.02%*
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                 53.3%           46.7%           42.6%           38.1%           57.5%          48.7%
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in millions)                        $ 4,308         $ 3,310         $ 1,839         $ 1,021         $   264         $   101
----------------------------------------------------------------------------------------------------------------------------

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/95.
+ Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP GROWTH FUND
----------------------------------------------------------------------
Unaudited                                               June, 30, 1999

------------------------
PORTFOLIO OF INVESTMENTS                   Shares/Par            Value
----------------------------------------------------------------------
                                                          In thousands
COMMON STOCKS  92.7%

FINANCIAL  9.4%

Bank and Trust  0.8%
North Fork Bancorporation                   1,650,000  $     35,166

                                                             35,166
                                                       ---------------
Insurance  3.9%
ACE Limited                                   750,000        21,188
E.W. Blanch                                   287,700        19,618
Fairfax Financial (CAD) *                      81,000        21,728
MGIC Investment                               675,000        32,822
Protective Life                             1,050,000        34,650
Radian Group                                  750,000        36,609
                                                            166,615
                                                       ---------------

Financial Services  4.7%
Capital One Financial                         825,000        45,942
Heller Financial                            1,500,000        41,719
The CIT Group (Class A)                     1,525,000        44,034
Waddell & Reed Financial (Class A)          1,475,000        40,470
Waddell & Reed Financial (Class B)          1,200,000        32,400
                                                            204,565
                                                       ---------------
Total Financial                                             406,346
                                                       ---------------

HEALTH CARE  12.4%

Pharmaceuticals  2.5%
ALZA (Class A) *                              900,000        45,787
Shire Pharmaceuticals ADR *                   445,400        11,525
Teva Pharmaceutical Industries ADR          1,000,000        49,375
                                                            106,687
                                                       ---------------

Biotechnology  3.5%
Biogen *                                      710,000        45,684
Centocor *                                    400,000        18,663
Gilead Sciences *                             912,500        47,621
MedImmune *                                   488,400        33,165
Sepracor *                                     82,200         6,669
                                                            151,802
                                                       ---------------

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------

                                              Shares/Par          Value
--------------------------------------------------------------------------
                                                           In thousands
Medical Instruments and Devices  2.0%
Millipore                                        490,000   $     19,876
Sybron International *                         1,725,000         47,545
Waters *                                         378,600         20,113
                                                                 87,534
                                                           ---------------

Health Care Services  4.4%
Covance *                                      1,625,000         38,898
HCR Manor Care *                               1,200,000         29,025
Omnicare                                       3,200,000         40,400
Total Renal Care Holdings *                    2,250,000         35,016
Wellpoint Health Networks *                      525,000         44,559
                                                                187,898
                                                           ---------------
Total Health Care                                               533,921
                                                           ---------------

CONSUMER  19.9%

Soft Goods Retailers  1.7%
Family Dollar Stores                           2,150,000         51,600
Saks *                                           750,000         21,656
                                                                 73,256
                                                           ---------------

Hard Goods Retailers  8.9%
AutoZone *                                     1,000,000         30,125
BJ's Wholesale Club *                          1,900,000         57,118
Borders Group *                                1,346,200         21,287
Circuit City Stores                            1,150,000        106,950
Costco Companies *                               450,000         36,014
General Nutrition *                              305,300          7,108
Kroger *                                         800,000         22,350
Shopko Stores *                                1,202,700         43,598
Whole Foods Market *                           1,275,000         61,240
                                                                385,790
                                                           ---------------

Consumer Non-Durables  3.9%
Boyds Collection Limited *                     1,550,000         26,835
Jones Apparel Group *                          1,975,000         67,767
Warnaco Group (Class A)                        2,675,000         71,556
                                                                166,158
                                                           ---------------

Restaurants  1.2%
Outback Steakhouse *                           1,300,000         50,984
                                                                 50,984
                                                           ---------------

T. ROWE PRICE MID-CAP GROWTH FUND
----------------------------------------------------------------------

                                          Shares/Par           Value
----------------------------------------------------------------------
                                                        In thousands

Food and Beverages  1.4%
Suiza Foods *                              1,450,000  $       60,719
                                                              60,719
                                                      ----------------

Entertainment  2.8%
Mirage Resorts *                             330,700           5,539
Premier Parks *                            1,525,000          56,044
Royal Caribbean Cruises                    1,325,000          57,969
                                                             119,552
                                                      ----------------
Total Consumer                                               856,459
                                                      ----------------

TECHNOLOGY  12.4%

Computer Hardware  2.1%
Sanmina *                                    250,000          18,969
SCI Systems *                              1,500,000          71,250
                                                              90,219
                                                      ----------------

Computer Software  3.5%
BMC Software *                               500,000          26,984
Citrix Systems *                             225,000          12,677
Intuit *                                     275,000          24,802
Parametric Technology *                    2,200,000          30,594
Synopsys *                                   975,000          53,777
                                                             148,834
                                                      ----------------

Peripherals  0.8%
Molex (Class A)                            1,132,900          35,934
                                                              35,934
                                                      ----------------

Semiconductors & Components  5.6%
Analog Devices *                           1,225,000          61,480
KLA-Tencor *                                 350,000          22,695
Maxim Integrated Products *                  650,000          43,225
PMC-Sierra *                                 940,000          55,431
Xilinx *                                   1,000,000          57,281
                                                             240,112
                                                      ----------------

E-Commerce  0.4%
Sterling Commerce *                          500,000          18,250
                                                              18,250
                                                      ----------------
Total Technology                                             533,349
                                                      ----------------

T. ROWE PRICE MID-CAP GROWTH FUND
----------------------------------------------------------------------------

                                                 Shares/Par          Value
----------------------------------------------------------------------------
                                                              In thousands

BUSINESS SERVICES  30.5%

Telecom Services  4.7%
Crown Castle International *                      1,000,000   $     20,781
Omnipoint *                                       1,200,000         34,688
Rogers Communications *                             950,000         15,378
Voicestream Wireless *                            2,111,300         60,106
Western Wireless                                  2,625,000         70,957

                                                                   201,910
                                                             -------------

Computer Services  10.6%
Acxiom *                                          1,475,000         36,829
Affiliated Computer Services (Class A) *          1,700,000         86,063
Ceridian *                                          964,100         31,514
Concord EFS *                                       300,000         12,703
DST Systems                                         142,400          8,953
Galileo International                             1,450,000         77,484
National Data                                     1,050,000         44,888
NOVA *                                            2,950,000         73,750
Saville Systems ADR * +                           2,200,000         31,969
SunGard Data Systems *                            1,550,000         53,475

                                                                   457,628
                                                             -------------

Distribution  5.0%
AmeriSource Health *                              1,650,000         42,075
Henry Schein *                                    1,025,000         32,512
Ingram Micro *                                    1,700,000         43,775
MSC *                                             1,300,000         13,325
Richfood Holdings                                 1,325,000         23,353
U.S. Foodservice *                                1,400,000         59,675

                                                                   214,715
                                                             -------------

Transportation  0.2%
C.H. Robinson Worldwide                             265,000          9,706

                                                                     9,706
                                                             -------------

Media and Advertising  3.2%
Catalina Marketing *                                400,000         36,800
Clear Channel Communications *                      200,000         13,787
Outdoor Systems *                                 1,686,900         61,572
Univision Communications *                          425,000         28,050

                                                                   140,209
                                                             -------------

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------

                                                Shares/Par        Value
--------------------------------------------------------------------------
                                                           In thousands

Environmental  1.8%
Republic Services (Class A) *                   3,100,000  $     76,725
                                                                 76,725
                                                           --------------

Miscellaneous Business Services  5.0%
CIBER *                                         2,300,000        43,987
Gartner Group (Class A) *                       1,789,800        36,691
Interim Services *                              1,825,000        37,641
Robert Half International *                       725,000        18,850
Romac International *                           2,135,000        18,881
Sodexho Marriott Services *                       833,000        15,983
Viad                                            1,350,000        41,766
                                                                213,799
                                                           --------------
Total Business Services                                       1,314,692
                                                           --------------

ENERGY  3.0%

Energy Services  3.0%
BJ Services *                                   2,050,000        60,347
Ocean Energy *                                  2,098,500        20,198
Smith International *                           1,107,400        48,103
Total Energy                                                    128,648
                                                           --------------

INDUSTRIAL  5.1%

Defense and Aerospace  0.6%
BE Aerospace * +                                1,362,600        25,506
                                                                 25,506
                                                           --------------

Specialty Chemicals  0.7%
Great Lakes Chemical                              650,000        29,941
                                                                 29,941
                                                           --------------

Machinery  3.8%
Danaher                                           800,000        46,500
Pentair                                           775,000        35,456
Teleflex                                          925,000        40,180
United Rentals *                                1,450,000        42,775
                                                                164,911
                                                           --------------
Total Industrial                                                220,358
                                                           --------------
Total Common Stocks (Cost  $3,018,143)                        3,993,773
                                                           --------------

T. ROWE PRICE MID-CAP GROWTH FUND
---------------------------------------------------------------------------


                                                           Shares/Par         Value
-----------------------------------------------------------------------------------
                                                                       In thousands
SHORT-TERM INVESTMENTS  9.3%

  Money Market Funds  9.3%
  Government Reserve Investment Fund, 4.77%, #+           400,478,333  $    400,477
                                                                            400,477
                                                                       ------------

  U.S. Government Obligations  0.0%
  U.S. Treasury Bills, 4.42%, 8/26/99                  $       50,000            50
  U.S. Treasury Bills, 4.525%, 8/26/99                        500,000           496
                                                                                546
                                                                       ------------
  Total Short-Term Investments (Cost $401,023)                              401,023
                                                                       ------------
 Total Investments in Securities
 102.0% of Net Assets (Cost $3,419,166)                                   4,394,796

 Other Assets Less Liabilities                                              (86,557)
                                                                       ------------

 NET ASSETS                                                            $  4,308,239
                                                                       ------------

  # Seven-day yield
  * Non-income producing
  + Affiliated company
ADR American Depository Receipt
CAD Canadian dollar

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1999


-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------
In thousands
Assets
Investments in securities, at value
  Affiliated companies (cost $471,185)                                      $    457,953
  Other companies (cost $2,947,981)                                            3,936,843
                                                                            ------------
  Total investments in securities                                              4,394,796
Other assets                                                                      13,941
                                                                            ------------
Total assets                                                                   4,408,737

Liabilities
Total liabilities                                                                100,498
                                                                            ------------

NET ASSETS                                                                  $  4,308,239
                                                                            ------------
Net Assets Consist of:

Accumulated net investment income - net of distributions                    $     (3,121)

Accumulated net realized gain/loss - net of distributions                        261,491

Net unrealized gain (loss)                                                       975,630

Paid-in-capital applicable to 113,601,262 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                                3,074,239
                                                                            ------------

NET ASSETS                                                                   $ 4,308,239
                                                                            ------------

NET ASSET VALUE PER SHARE                                                    $     37.92
                                                                            ------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
Unaudited


-----------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------------
In thousands
                                                                                   6 Months
                                                                                      Ended
                                                                                    6/30/99
Investment Income
Income
  Interest (including $8,511 from affiliated companies)                    $          8,537
  Dividend                                                                            4,618
                                                                           ----------------
  Total income                                                                       13,155
                                                                           ----------------
Expenses
  Investment management                                                              12,328
  Shareholder servicing                                                               3,448
  Prospectus and shareholder reports                                                    204
  Registration                                                                          168
  Custody and accounting                                                                101
  Directors                                                                               7
  Legal and audit                                                                         6
  Miscellaneous                                                                          18
                                                                           ----------------
  Total expenses                                                                     16,280
  Expenses paid indirectly                                                              (4)
                                                                           ----------------
  Net expenses                                                                       16,276
                                                                           ----------------
  Net investment income                                                              (3,121)
                                                                           ----------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                                        235,479
  Futures                                                                           (1,891)
                                                                           ----------------
  Net realized gain (loss)                                                          233,588
Change in net unrealized gain or loss on securities                                 197,384
                                                                           ----------------
Net realized and unrealized gain (loss)                                             430,972
                                                                           ----------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                     $        427,851
                                                                           ----------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
In thousands
                                                                                      6 Months               Year
                                                                                         Ended              Ended
                                                                                       6/30/99           12/31/98
       Increase (Decrease) in Net Assets
       Operations
         Net investment income                                                    $     (3,121)       $    (3,371)
         Net realized gain (loss)                                                      233,588             78,308
         Change in net unrealized gain or loss                                         197,384            418,865
                                                                                  -------------------------------
         Increase (decrease) in net assets from operations                             427,851            493,802
                                                                                  -------------------------------
       Distributions to shareholders
         Net investment income                                                               -                  -
         Net realized gain                                                                   -            (68,042)
                                                                                  -------------------------------
         Decrease in net assets from distributions                                           -            (68,042)
                                                                                  -------------------------------
       Capital share transactions*
         Shares sold                                                                 1,107,588          1,717,440
         Distributions reinvested                                                            -             65,226
         Shares redeemed                                                              (537,375)          (736,903)
                                                                                  -------------------------------
         Increase (decrease) in net assets from capital
         share transactions                                                            570,213          1,045,763
                                                                                  -------------------------------

       Net Assets
       Increase (decrease) during period                                               998,064          1,471,523
       Beginning of period                                                           3,310,175          1,838,652
                                                                                  -------------------------------
       End of period                                                              $  4,308,239        $ 3,310,175
                                                                                  ===============================

      *Share information
         Shares sold                                                                    32,154             55,088
         Distributions reinvested                                                            -              2,129
         Shares redeemed                                                               (15,679)           (24,377)
                                                                                  -------------------------------
         Increase (decrease) in shares outstanding                                      16,475             32,840

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1999

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Mid-Cap Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1992.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

     of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,452,019,000 and $908,899,000, respectively, for the six months ended June 30, 1999.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $3,419,166,000. Net unrealized gain aggregated $975,630,000 at period-end, of which $1,147,427,000 related to appreciated investments and $171,797,000 to depreciated investments.

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $2,277,000 was payable at June 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,673,000 for the six months ended June 30, 1999, of which $522,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1999, totaled $8,511,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

  INVESTMENT SERVICES AND INFORMATION

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          In Person Available in T. Rowe Price Investor Centers.

          ACCOUNT SERVICES

          Checking Available on most fixed income funds ($500 minimum).

          Automatic Investing From your bank account or paycheck.

          Automatic Withdrawal Scheduled, automatic redemptions.

          Distribution Options Reinvest all, some, or none of your distributions.

          Automated 24-Hour Services Including Tele(*)Access((R)) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

          BROKERAGE SERVICES*

          Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

          INVESTMENT INFORMATION

          Combined Statement Overview of all your accounts with T. Rowe Price.

          Shareholder Reports Fund managers' reviews of their strategies and results.

          T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

          Performance Update Quarterly review of all T. Rowe Price fund results.

          Insights Educational reports on investment strategies and financial markets.

          Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
          **Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
---------------------------------------
Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
---------------------------------------
Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS+
---------------------------------------
Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
---------------------------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
---------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

* Closed to new investors. ** Formerly named Florida Insured Intermediate Tax-Free. *** Formerly named Tax-Free Insured Intermediate Bond.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE RETIREMENT PLANS AND RESOURCES
--------------------------------------------------------------------------------

RETIREMENT PLANS AND RESOURCES

     We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees.
     T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.

IRAs AND QUALIFIED PLANS
--------------------------------------------------------------------------------
Traditional IRA
Roth IRA
Rollover IRA
SEP-IRA
SIMPLE IRA
Profit Sharing
Money Purchase Pension
"Paired" Plans (Money Purchase
  Pension and Profit Sharing Plans)
401(k)
403(b)
457 Deferred Compensation

RETIREMENT RESOURCES AT T. ROWE PRICE
--------------------------------------------------------------------------------
Planning and Informational Guides

Minimum Required Distributions Guide
Retirement Planning Kit
Retirees Financial Guide
Tax Considerations for Investors

Investment Kits

The IRA Investing Kit
Roth IRA Conversion Kit
Rollover IRA Kit
The T. Rowe Price SIMPLE IRA Plan Kit
The T. Rowe Price SEP-IRA Plan
The Simplified Keogh Plan(R) From
  T. Rowe Price
The T. Rowe Price 401(k) Century
  Plan(R) (for small businesses)
Money Purchase Pension/Profit Sharing
  Plan Kit
Investing for Retirement in Your 403(b)
  Account
The T. Rowe Price No-Load Variable
  Annuity Information Kit

Insights Reports

The Challenge of Preparing for
  Retirement
Financial Planning After Retirement
The Roth IRA: A Review

Software Packages

T. Rowe Price Retirement Planning
 Analyzer(TM) CD-ROM or diskette
 $19.95. To order, please call
 1-800-541-5760. Also available
 on the Internet for $9.95.
T. Rowe Price Variable Annuity
 Analyzer(TM) CD-ROM or diskette, free.
 To order, please call 1-800-469-5304.


Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R): 1-800-638-2587 toll free

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367

[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.